AAM Brentview Dividend Growth ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 98.7%	Shares	Value
Communication Services - 2.6%
T-Mobile US, Inc. (a)	394	$93,934

Consumer Discretionary - 4.7%
Lowe's Companies, Inc.	391	87,416
TJX Companies, Inc.	663	82,563
		169,979

Consumer Staples - 8.2%
Costco Wholesale Corporation	119	111,817
PepsiCo, Inc.	425	58,616
Philip Morris International, Inc.	765	125,498
		295,931

Energy - 3.2%
Chevron Corporation	748	113,427

Financials - 17.9%
Blackrock, Inc. (a)	68	75,209
CME Group, Inc. (a)	306	85,154
Corebridge Financial, Inc.	2,028	72,116
JPMorgan Chase & Company	476	141,010
Marsh & McLennan Companies, Inc.	323	64,341
Morgan Stanley	731	104,138
Visa, Inc. - Class A	289	99,841
		641,809

Health Care - 10.1%
Eli Lilly & Company	110	81,408
Johnson & Johnson	442	72,815
McKesson Corporation	119	82,531
Medtronic PLC	731	65,966
UnitedHealth Group, Inc.	238	59,395
		362,115

Industrials - 12.3%
Mueller Industries, Inc.	714	60,954
Parker-Hannifin Corporation	108	79,045
Trane Technologies PLC	330	144,567
Union Pacific Corporation (a)	289	64,149
Waste Management, Inc.	409	93,727
		442,442

Information Technology - 24.9%
Accenture PLC - Class A	221	59,029
Apple, Inc.	799	165,848
Broadcom, Inc.	410	120,417
Lam Research Corporation	850	80,614
Microsoft Corporation	612	326,502
Oracle Corporation	561	142,365
		894,775

Materials - 5.1%
CRH PLC	833	79,510
Linde PLC	221	101,717
		181,227

Real Estate - 2.8%
Extra Space Storage, Inc.	374	50,251
Realty Income Corporation (a)	901	50,573
		100,824

Utilities - 6.9%
Constellation Energy Corporation	272	94,613
NextEra Energy, Inc.	1,218	86,551
WEC Energy Group, Inc. (a)	612	66,757
		247,921
TOTAL COMMON STOCKS (Cost $3,367,256)		3,544,384

SHORT-TERM INVESTMENTS - 13.7%		Value
Investments Purchased with Proceeds from Securities Lending - 12.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.48%(b)	442,588	442,588

Money Market Funds - 1.4%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.25%(b)	50,038	50,038
TOTAL SHORT-TERM INVESTMENTS (Cost $492,626)		492,626

TOTAL INVESTMENTS - 112.4% (Cost $3,859,882)		4,037,010
Liabilities in Excess of Other Assets - (12.4)%		(445,135)
TOTAL NET ASSETS - 100.0%		$3,591,875
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $430,612.
(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

AAM Brentview Dividend Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$3,544,384	–	–	$3,544,384
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	442,588
Money Market Funds	50,038	–	–	50,038
Total Investments	$3,594,422	–	–	$4,037,010

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $442,588 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.